UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2021
Tri-Continental Corporation
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

Letter to the Stockholders
Dear Stockholders,
We are pleased to present the annual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, the portfolio of investments and financial statements as of December 31, 2021.
The Fund’s common shares (Common Stock) returned 26.76%, based on net asset value, and 29.41%, based on market price, for the 12 months ended December 31, 2021. During the same 12-month period, the S&P 500 Index returned 28.71% and the Fund’s Blended Benchmark returned 18.89%.
During 2021, the Fund paid four distributions in accordance with its distribution policy that aggregated to $1.0549 per share of Common Stock of the Fund. These distributions were based upon amounts distributed by underlying portfolio companies owned by the Fund. Two of the four distributions paid during the year included capital gain distributions totaling $3.6352 per share of Common Stock. The Fund has paid dividends on its Common Stock for 77 consecutive years.
The Board appointed Douglas A. Hacker to the Fund’s Board. His service with the Fund began effective January 1, 2022 for a term expiring at the 2025 Annual Meeting of Stockholders. Mr. Hacker currently serves on the Board of Trustees of the mutual funds and exchange-traded funds within the Columbia Funds Complex (the Columbia Funds Board) and, effective January 1, 2022, on the board of another Columbia closed-end fund.
Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at columbiathreadneedleus.com/investor/ under the Closed-End Funds tab.
On behalf of the Board, I would like to thank you for your continued support of Tri-Continental Corporation.
Regards,
Catherine James Paglia
Chair of the Board
Tri-Continental Corporation   |  Annual Report 2021

Tri-Continental Corporation (the Fund) mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.345.6611, option 3 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund servicing agent
Columbia Management Investment Services Corp.
P.O. Box 219371
Kansas City, MO 64121-9371
Tri-Continental Corporation  |  Annual Report 2021

Fund at a Glance
Investment objective
The Fund seeks future growth of both capital and income while providing reasonable current income.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2012
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2020
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since June 2021
Average annual total returns (%) (for the period ended December 31, 2021)
	Inception	1 Year	5 Years	10 Years
Market Price	01/05/29	29.41	17.41	15.42
Net Asset Value	01/05/29	26.76	15.99	14.69
S&P 500 Index		28.71	18.47	16.55
Blended Benchmark		18.89	14.97	13.71
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiathreadneedleus.com/investor/.
Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Blended Benchmark, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Bloomberg U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Bloomberg U.S. Convertible Composite Index. Effective August 24, 2021, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index were rebranded as the Bloomberg U.S. Corporate Investment Grade & High Yield Index and the Bloomberg U.S. Convertible Composite Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Price Per Share
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Market Price ($)	33.19	33.38	34.09	32.43
Net Asset Value ($)	36.69	37.39	37.65	36.00

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 25, 2021	0.2455
June 24, 2021	0.5354(b)
September 23, 2021	0.2986
December 23, 2021	3.6106(c)
(a) Preferred Stockholders were paid dividends totaling $2.50 per share.
(b) Includes a distribution of $0.2258 from ordinary income and a capital gain distribution of $0.3096 per share.
(c) Includes a distribution of $0.2850 from ordinary income and a capital gain distribution of $3.3256 per share.
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.
2	Tri-Continental Corporation | Annual Report 2021

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2011 — December 31, 2021)
The chart above shows the change in value of a hypothetical $10,000 investment in Tri-Continental Corporation during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at December 31, 2021)
Common Stocks	71.0
Convertible Bonds	4.9
Convertible Preferred Stocks	7.2
Corporate Bonds & Notes	14.4
Limited Partnerships	0.6
Money Market Funds	1.2
Preferred Debt	0.3
Senior Loans	0.4
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2021)
Communication Services	8.1
Consumer Discretionary	9.8
Consumer Staples	5.9
Energy	4.2
Financials	13.3
Health Care	13.9
Industrials	7.5
Information Technology	24.6
Materials	2.5
Real Estate	4.6
Utilities	5.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Tri-Continental Corporation | Annual Report 2021	3

Manager Discussion of Fund Performance
For the 12-month period that ended December 31, 2021, the Fund’s common stock returned 26.76% at net asset value and 29.41% at market price. The Fund outperformed its Blended Benchmark, which returned 18.89%. The S&P 500 Index rose 28.71% for the same time period.
The Fund is divided into two approximately equal segments, each of which is managed with its own approach. The equity segment uses quantitative models to select individual stocks. The flexible capital income segment invests across a company’s investable capital structure, including stocks, bonds and convertible securities. The equity segment outperformed the Fund’s Blended Benchmark and the flexible capital income segment underperformed the Fund’s Blended Benchmark.
Market overview
Despite the emergence of new COVID-19 variants and higher inflation, continued monetary and fiscal stimulus extended the bull market for U.S. equities during the annual period, as company earnings beat investor expectations. Improving earnings and rising interest rates provided a better backdrop for value stocks during the annual period. In a reversal from calendar year 2020 when growth stocks handily beat value stocks across the capitalization spectrum, value stocks outperformed growth stocks in the mid-cap and small-cap segments of the U.S. equity market in 2021 and performed relatively in line with each other within the large-cap segment of the U.S. equity market. The Russell 2000 Value Index returned 28.27% compared to the 2.83% return for the Russell 2000 Growth Index. In large cap, the Russell 1000 Value Index returned 25.16% compared to the 27.60% return of the Russell 1000 Growth Index. As the U.S. economy reopened, investors rotated to bid up stocks with strong fundamentals. Stocks characterized by high operating cash flow-to-price, high earnings before interest, taxes, depreciation and amortization (EBITDA)-to-enterprise value, and high return on invested capital were in favor during the annual period. Conversely, high cash flow margin volatility and high predicted earnings per share growth characteristics detracted most during the annual period.
The Fund’s notable contributors during the period
The Fund’s equity segment
We divide the metrics for our stock selection model into three broad categories—quality, value and catalyst. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the annual period, the stock selection model’s performance was positive overall. This investor focus on fundamentals led to our quality, value and catalyst themes each performing well during the annual period. Of our 22 industry-specific models, 20 outperformed the S&P 500 Index, with communication services, energy-exploration & production and industrials-transportation providing the most positive contribution. Energy-equipment & services and information technology-hardware were the only two industry models that detracted during the annual period.
•	The Fund maintained a relatively neutral stance on sector allocation, though sector allocation did contribute positively, albeit modestly, to relative performance during the annual period.
•	Stock selection overall contributed most positively to the Fund’s performance relative to the S&P 500 Index.
•	Stock selection in the information technology, communication services and consumer staples sectors contributed most positively to the Fund’s relative performance during the annual period.
•	Among the Fund’s greatest individual positive contributors was Fortinet, Inc., a leading mid-market vendor in the network security firewall market. Its shares gained ground after the company’s management reported strong results across its product offerings and geographies and raised guidance driven by Fortinet’s healthy billings and revenue growth. The portfolio’s overweight in Fortinet was driven by our quality and catalyst themes, and the models delivered effective stock selection guidance.
•	Alphabet Inc., which is the parent company of search engine giant Google, was an outstanding performer for the Fund. During the annual period, Alphabet reported solid earnings results with robust growth across several of its businesses. The company also showed relative resilience in the face of the dramatic impact of the COVID-19 pandemic, as its return on investment remained materially higher than other forms of media. Further, the company generated an attractive level of free cash flow during the annual period. The portfolio’s overweight in Alphabet (Class A) was based on attractive scores by all three of our themes — value, quality and catalyst, and the models provided positive guidance.
4	Tri-Continental Corporation | Annual Report 2021

Manager Discussion of Fund Performance  (continued)
•	Advanced Micro Devices, Inc., a semiconductor company, benefited during the annual period from its reports of solid earnings. The company also raised its forward guidance, driven by healthy demand across its businesses, most notably gaming and personal computer demand. The global semiconductor shortage held customer demand steady. The decision to overweight the portfolio’s position in Advanced Micro Devices was based on its attractive quality, value and catalyst scores.
The Fund’s flexible capital segment
•	Positioning in equities was the primary contributor to results in the flexible capital segment of the Fund, with the strongest results coming from the information technology, financials, and energy sectors.
•	Top individual contributors among the segment’s common stocks included tech companies Broadcom Inc., Seagate Technology Holdings, HP Inc. and Cisco Systems, energy giant Chevron and equity real estate investment trust Life Storage.
•	The segment’s convertible securities delivered absolute gains, with the strongest performance coming from the health care and consumer discretionary sectors.
○	Within health care, Novavax, Danaher Corporation and Avantor Inc. contributed to results.
○	Specialty retailer American Eagle Outfitters was a standout performer within the consumer discretionary sector.
The Fund’s notable detractors during the period
The Fund’s equity segment
•	Stock selection in the financials sector detracted most from the Fund’s relative performance during the annual period, followed at some distance by real estate and materials.
•	Among the individual stocks detracting most from relative performance was NVIDIA Corp. The Fund held no position in its strongly performing stock. The portfolio’s lack of exposure to NVIDIA was determined based on unattractive scores by all three of our model themes — quality, value and catalyst.
•	Autodesk, Inc. is an architecture, engineering and construction enterprise software company. Its shares sold off dramatically in the fourth quarter of 2021, erasing gains made earlier in the year after the company missed consensus billings and free cash flow estimates and reduced its forward guidance due to macro events such as supply chain disruptions and labor shortages. The portfolio’s overweight in Autodesk was due to its attractive quality and value theme scores, but the models delivered negative stock selection guidance.
•	Capital One Financial Corp. operates as a financial holding company and operates through credit card, consumer banking and commercial banking segments. Like many financials companies, high consumer cash levels, low interest rates and weak loan demand hampered Capital One Financial’s revenues and acted as a headwind to stock appreciation. The portfolio’s overweight to Capital One Financial was established based on strong value and catalyst metrics, but the models provided negative stock selection guidance.
•	Notably, having no exposure to Alphabet Inc. (Class C) also proved to be a significant detractor from the Fund’s relative results, as Class C shares performed similarly well to the company’s Class A shares, which the Fund did own during the annual period.
The Fund’s flexible capital segment
•	Within equities, the communication services sector detracted most, driven primarily by a holding in ViaCom CBS Inc.
•	While the Fund’s convertible securities delivered absolute gains for the period, they did include some of the top detractors in the flexible capital segment of the Fund, including health care company Bridgebio Pharma, online real estate marketplace Zillow and Air Canada.
•	Positions in bonds as a group eked out a modestly positive result for the year. Fixed-income holdings in pharmaceutical Bausch Health Companies and Telesat Canada were among the top individual laggards in the segment for the period.
Tri-Continental Corporation | Annual Report 2021	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks
(Unaudited)
Fund Investment Objective
The Fund seeks to produce future growth of both capital and income while providing reasonable current income. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund Board without stockholder approval.
Fund Investment Strategies and Policies
The Fund invests primarily for the longer term and has no charter restrictions with respect to its investments. With respect to the Fund’s investments, assets may be held in cash or invested in all types of securities, that is, in common stocks, bonds, convertible bonds (including high yield instruments), debentures, notes, preferred and convertible preferred stocks, rights, and other securities or instruments, in whatever amounts or proportions the Investment Manager believes best suited to current and anticipated economic and market conditions.
The Fund may invest in debt/fixed income instruments and convertible securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also employs leverage through its outstanding shares of preferred stock.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures contracts (including equity futures and index futures), to equitize cash.
As of December 31, 2021, the Fund had invested 72.7% of its net assets in equity securities, 14.9% of its net assets in debt/fixed income instruments and 12.1% of its net assets in convertible securities.
The Fund’s current investment policies, in respect to which it has freedom of action, are:
•	it keeps investments in individual issuers within the limits permitted diversified companies under the Investment Company Act of 1940, as amended (the 1940 Act) (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Fund’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);
•	it does not make investments with a view to exercising control or management except that, as of the date hereof, it has an investment in Seligman Data Corp., the former shareholder servicing agent for the Fund;
•	it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Fund and all investments in investment company securities do not exceed 10% of total assets; and
•	it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the last five fiscal years are shown under Financial Highlights.
Tri-Continental Corporation | Annual Report 2021	7

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
The foregoing investment objective and policies may be changed by the Fund’s Board without stockholder approval, unless such a change would change the Fund’s status from a “diversified” to a “non-diversified” company under the 1940 Act. For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, the Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.
The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities, including the information technology sector. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
The Fund’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Investment Manager has reserved freedom of action. The Fund:
•	may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Fund provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Fund;
•	may issue senior equity securities on a parity with, but not having preference or priority over, the preferred stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the preferred stock, then outstanding, shall be entitled as a preference over the common stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Fund;
•	may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;
•	may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;
•	does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry*;
* For purposes of applying the limitation set forth in its concentration policy above, the Fund will generally use the industry classifications provided by the Global Industry Classification Standard (GICS) for classification of issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issues of fixed-income securities. A Fund considers the concentration policies of any underlying funds in which it invests, and will consider the portfolio positions applying the Time of Purchase Standard, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. The Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
•	may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Fund’s total assets;
•	may not purchase or sell commodities or commodity contracts; and
•	may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. The Fund will not lend securities if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.
If the Fund issues senior securities, the Fund may not, to the extent required by the 1940 Act, declare dividends (except dividends payable in stock of the Fund) or other distributions on stock or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.
8	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
During its last three fiscal years, the Fund did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans.
Principal Risks
An investment in the Fund involves risks. In particular, investors should consider Market Risk, Large-Cap Stock Risk, Interest Rate Risk, Credit Risk, and Convertible Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. See also the Fund’s "Significant Risks" in the Notes to Financial Statements section.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Changing Distribution Level Risk. The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.
Counterparty Risk. The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s, Fitch, DBRS and KBRA, (as applicable), assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact the value of such instruments. Lower rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments. Non-investment grade debt instruments may be subject to greater price
Tri-Continental Corporation | Annual Report 2021	9

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk. Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures Contracts Risk. A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
•	An equity future is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities or the securities in an equity index on a specified date at a predetermined price.
10	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk. Investments in or exposure to foreign companies involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations, war, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short
Tri-Continental Corporation | Annual Report 2021	11

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Frequent Trading Risk. The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). Very low or negative interest rates may impact the Fund’s yield and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of an investment in the Fund and could result in increased premiums or discounts to the Fund’s net asset value.
12	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk. Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Fund’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s common stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the common stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of December 31, 2021, the only senior securities of the Fund outstanding were 752,740 shares of its preferred stock, $50 par value. The dividend rate as of December 31, 2021 on the preferred stock was $2.50 per annum payable quarterly. Based on the net asset value of the Fund’s common stock on December 31, 2021, the Fund’s portfolio requires an annual return of 0.09% in order to cover dividend payments on the preferred stock. For a description of such payments, see Capital Stock, Long-Term Debt, and Other Securities – Description of Capital Stock in the Fund’s prospectus. The following table illustrates the effect of leverage relating to presently outstanding preferred stock on the return available to a holder of the Fund’s common stock.
Assumed Return on Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	(10.28)%	(5.19)%	(0.09)%	5.00%	10.09%
The purpose of the table above is to assist you in understanding the effects of leverage caused by the Fund’s preferred stock. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.
The use of leverage creates certain risks for the Fund’s common stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s common stock. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share of common stock because of the Fund’s leveraged assets. For example, if the Fund was leveraged equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s common stockholders. These risks generally would make the Fund’s return to common stockholders more volatile. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so. Because the fees received by the Investment Manager are based on the net assets of the Fund (including assets attributable to the Fund’s preferred stock and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain the preferred stock or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the common stockholders on the other hand.
Liquidity Risk. Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject
Tri-Continental Corporation | Annual Report 2021	13

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in increased premiums or discounts to the Fund’s net asset value.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Preferred Stock Risk. Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type
14	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
of products or services, projected growth rates, experience of management, liquidity, general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Quantitative Model Risk. Quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon the model’s accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the models, including as conditions change, as well as any errors or imperfections in the models, could adversely affect Fund performance. Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Rule 144A and Other Exempted Securities Risk. The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
•	Information Technology Sector. The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited
Tri-Continental Corporation | Annual Report 2021	15

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Transactions in Derivatives. The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets  (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR) or the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, in October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies. Once effective, Rule 18f-4 will, among other things, require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk-based limit to their use of certain derivative instruments and establish a comprehensive derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 will not be required until August 2022. Rule 18f-4 could have an adverse impact on the Fund’s performance and ability to implement its investment strategies as it has historically. For more information on the risks of derivative investments and strategies, see the Statement of Additional Information.
Certain Fund Changes
The following provides only a summary of certain changes that have occurred in the past year, which may not reflect all of the changes that have occurred since you purchased the Fund.
On June 15, 2021, Mr. Oleg Nusinzon was added as a Co-Portfolio Manager to the Fund. Mr. Nusinzon is a Senior Portfolio Manager of the Investment Manager, having joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
16	Tri-Continental Corporation | Annual Report 2021

Fund Investment Objective, Strategies, Policies and Principal Risks  (continued)
(Unaudited)
On July 7, 2021, Peter Albanese, a Senior Portfolio Manager of the Investment Manager and Co-Portfolio Manager of the Fund, passed away. Mr. Albanese was a valued colleague and investor and will be missed by his colleagues and friends at Columbia Threadneedle Investments. He had been a member of the investment community since 1991.
Tri-Continental Corporation | Annual Report 2021	17

Fees and Expenses, Share Price Data and Senior
Securities
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund’s Common Stock. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Stockholder Transaction Expenses
Cash Purchase Plan Fees	$2.00(a)

Annual Expenses (as a percentage of net asset attributable to common shares)
Management fees(b)	0.42%
Other expenses	0.04%
Acquired fund fees and expenses	0.05%
Total Annual Expenses Before Impact of Dividends on Preferred Stock(c)	0.51%
Impact of Dividends on Preferred Stock	0.10%
Total Annual Expenses, Including Impact of Dividends on Preferred Stock	0.61%
(a)	Stockholders participating in the Fund’s Cash Purchase Plan (the Cash Purchase Plan) pay a $2.00 fee per cash purchase transaction; there is no fee for automatic dividend re-investment transactions in the Fund’s Automatic Dividend Investment Plan (the Automatic Dividend Investment Plan). See Automatic Dividend Investment Plan and Cash Purchase Plan below for a description of the related services.
(b)	The Fund’s management fee is 0.41% of the Fund’s average daily net assets (which includes assets attributable to the Fund’s common and preferred stock) and is borne by the holders of the Fund’s common stock (Common Stockholders). The management fee rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.
(c)	“Total Annual Expenses Before Impact of Dividends on Preferred Stock” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Expenses to average net assets for Common Stock” shown in the Financial Highlights section of this report because “Total gross expenses” does not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
•	you invest $1,000 in the Fund for the periods indicated,
•	your investment has a 5% return each year, and
•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above (including the impact of dividends on preferred stock).
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Tri-Continental Corporation Common Stock	$6	$20	$34	$76
If dividends on the Fund’s $2.50 cumulative preferred stock (Preferred Stock) were not included, the total expenses incurred for 1, 3, 5 and 10 years would be $5, $16, $29, and $64, respectively.
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly.
18	Tri-Continental Corporation | Annual Report 2021

Fees and Expenses, Share Price Data and Senior
Securities  (continued)
Share Price Data
The Fund’s Common Stock is traded primarily on the New York Stock Exchange (the Exchange). The following table shows the high and low closing prices of the Fund’s Common Stock on the Exchange for each calendar quarter since the beginning of 2020, as well as the net asset values and the range of the percentage (discounts)/premiums to net asset value per share that correspond to such prices.
	Market Price ($)		Corresponding NAV ($)		Corresponding (Discount)/Premium to NAV (%)
	High	Low	High	Low	High	Low
2020
1st Quarter	29.05	17.61	32.04	21.12	(9.33)	(16.62)
2nd Quarter	26.44	19.85	30.34	23.24	(12.85)	(14.59)
3rd Quarter	27.31	24.80	31.69	28.38	(13.82)	(12.61)
4th Quarter	29.71	25.32	33.32	29.39	(10.83)	(13.85)
2021
1st Quarter	32.43	29.09	36.00	32.87	(9.92)	(11.50)
2nd Quarter	34.91	32.66	38.15	36.37	(8.49)	(10.20)
3rd Quarter	35.12	33.30	39.26	37.00	(10.55)	(10.00)
4th Quarter	35.68	31.75	39.82	35.61	(10.40)	(10.84)
The Fund’s Common Stock has historically traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on December 31, 2021 were $33.19, $36.69, and (9.54)%, respectively.
Senior Securities — $2.50 Cumulative Preferred Stock
The following information is being presented with respect to the Fund’s Preferred Stock. The “Total Shares Outstanding” column presents the number of shares of Preferred Stock outstanding at the end of each year presented. “Year-End Asset Coverage Per Share” represents the total amount of net assets of the Fund in relation to each share of Preferred Stock outstanding as of the end of the respective year. The “Involuntary Liquidation Preference Per Share” is the amount each share of Preferred Stock would be entitled to upon involuntary liquidation of these shares. The “Average Daily Market Value Per Share” is the average daily market price per share of Preferred Stock throughout each respective year.
Year	Total Shares Outstanding	Year-End Asset Coverage Per Share ($)	Involuntary Liquidation Preference Per Share ($)	Average Daily Market Value Per Share ($)
2021	752,740	2,715	50	56.86
2020	752,740	2,368	50	56.23
2019	752,740	2,261	50	53.19
2018	752,740	1,951	50	50.71
2017	752,740	2,225	50	50.75
2016	752,740	2,004	50	51.61
2015	752,740	1,887	50	49.92
2014	752,740	2,058	50	46.32
2013	752,740	1,957	50	48.50
2012	752,740	1,622	50	50.02
Tri-Continental Corporation | Annual Report 2021	19

Portfolio of Investments
December 31, 2021
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 70.9%
Issuer	Shares	Value ($)
Communication Services 6.2%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	410,000	10,086,000
Verizon Communications, Inc.	200,000	10,392,000
Total		20,478,000
Interactive Media & Services 4.6%
Alphabet, Inc., Class A(a)	20,531	59,479,128
Meta Platforms, Inc., Class A(a)	100,014	33,639,709
Total		93,118,837
Media 0.6%
Interpublic Group of Companies, Inc. (The)	329,115	12,325,357
Total Communication Services		125,922,194
Consumer Discretionary 7.3%
Automobiles 0.4%
Tesla Motors, Inc.(a)	7,360	7,777,901
Distributors 0.2%
Genuine Parts Co.	15,739	2,206,608
LKQ Corp.	29,883	1,793,876
Total		4,000,484
Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	112,495	16,946,247
Starbucks Corp.	80,052	9,363,682
Total		26,309,929
Household Durables 1.3%
Lennar Corp., Class A	39,627	4,603,072
Newell Brands, Inc.	225,000	4,914,000
PulteGroup, Inc.	206,004	11,775,189
Whirlpool Corp.	22,500	5,279,850
Total		26,572,111
Internet & Direct Marketing Retail 1.2%
Amazon.com, Inc.(a)	7,363	24,550,746
Multiline Retail 0.4%
Target Corp.	37,521	8,683,860
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 2.0%
American Eagle Outfitters, Inc.	185,000	4,684,200
AutoZone, Inc.(a)	7,347	15,402,177
Home Depot, Inc. (The)	12,500	5,187,625
O’Reilly Automotive, Inc.(a)	11,060	7,810,904
Ross Stores, Inc.	63,814	7,292,664
Total		40,377,570
Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	117,912	1,971,489
Tapestry, Inc.	135,595	5,505,157
Under Armour, Inc., Class A(a)	170,540	3,613,742
Total		11,090,388
Total Consumer Discretionary		149,362,989
Consumer Staples 4.4%
Food & Staples Retailing 0.6%
Kroger Co. (The)	148,137	6,704,681
Walgreens Boots Alliance, Inc.	100,000	5,216,000
Total		11,920,681
Food Products 1.2%
JM Smucker Co. (The)	40,000	5,432,800
Kraft Heinz Co. (The)	220,000	7,898,000
Tyson Foods, Inc., Class A	137,278	11,965,150
Total		25,295,950
Household Products 0.9%
Procter & Gamble Co. (The)	115,274	18,856,521
Tobacco 1.7%
Altria Group, Inc.	357,562	16,944,863
Philip Morris International, Inc.	178,513	16,958,735
Total		33,903,598
Total Consumer Staples		89,976,750
Energy 2.7%
Oil, Gas & Consumable Fuels 2.7%
Chesapeake Energy Corp.	4,503	290,552
Chevron Corp.	77,500	9,094,625
EOG Resources, Inc.	148,415	13,183,705
Exxon Mobil Corp.	250,628	15,335,927
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
20	Tri-Continental Corporation | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Kinder Morgan, Inc.	182,623	2,896,401
Pioneer Natural Resources Co.	41,500	7,548,020
Valero Energy Corp.	80,000	6,008,800
Total		54,358,030
Total Energy		54,358,030
Financials 10.0%
Banks 2.7%
Bank of America Corp.	30,073	1,337,948
Citigroup, Inc.	263,741	15,927,319
JPMorgan Chase & Co.	65,000	10,292,750
M&T Bank Corp.	50,000	7,679,000
PNC Financial Services Group, Inc. (The)	50,000	10,026,000
U.S. Bancorp	180,000	10,110,600
Total		55,373,617
Capital Markets 2.7%
Ares Capital Corp.	500,000	10,595,000
Goldman Sachs Group, Inc. (The)	22,746	8,701,482
Morgan Stanley	203,972	20,021,892
S&P Global, Inc.	3,332	1,572,471
T. Rowe Price Group, Inc.	70,644	13,891,436
Total		54,782,281
Consumer Finance 1.2%
Capital One Financial Corp.	119,490	17,336,804
Discover Financial Services	57,005	6,587,498
OneMain Holdings, Inc.	10,000	500,400
Total		24,424,702
Diversified Financial Services 0.4%
Blackstone Secured Lending Fund	170,000	5,780,000
Voya Financial, Inc.	38,381	2,545,044
Total		8,325,044
Insurance 2.1%
Allstate Corp. (The)	91,106	10,718,621
Hartford Financial Services Group, Inc. (The)	92,500	6,386,200
Marsh & McLennan Companies, Inc.	57,576	10,007,860
MetLife, Inc.	254,239	15,887,395
Total		43,000,076
Common Stocks (continued)
Issuer	Shares	Value ($)
Mortgage Real Estate Investment Trusts (REITS) 0.9%
Blackstone Mortgage Trust, Inc.	250,000	7,655,000
Starwood Property Trust, Inc.	415,000	10,084,500
Total		17,739,500
Total Financials		203,645,220
Health Care 9.5%
Biotechnology 1.5%
AbbVie, Inc.	142,199	19,253,745
Amgen, Inc.	3,325	748,025
BioMarin Pharmaceutical, Inc.(a)	29,072	2,568,511
Regeneron Pharmaceuticals, Inc.(a)	5,253	3,317,375
Vertex Pharmaceuticals, Inc.(a)	21,532	4,728,427
Total		30,616,083
Health Care Equipment & Supplies 0.8%
Abbott Laboratories	113,509	15,975,257
Health Care Providers & Services 1.2%
Anthem, Inc.	5,232	2,425,241
CVS Health Corp.	46,247	4,770,840
Humana, Inc.	11,481	5,325,577
McKesson Corp.	45,829	11,391,715
Total		23,913,373
Life Sciences Tools & Services 0.9%
IQVIA Holdings, Inc.(a)	65,923	18,599,515
Pharmaceuticals 5.1%
Amryt Pharma PLC, ADR(a)	65,000	702,000
Bristol-Myers Squibb Co.	403,701	25,170,757
Johnson & Johnson	127,758	21,855,561
Merck & Co., Inc.	145,000	11,112,800
Organon & Co.	165,000	5,024,250
Pfizer, Inc.	690,441	40,770,541
Total		104,635,909
Total Health Care		193,740,137
Industrials 4.9%
Aerospace & Defense 1.1%
General Dynamics Corp.	45,304	9,444,525
Raytheon Technologies Corp.	117,500	10,112,050
Textron, Inc.	30,263	2,336,304
Total		21,892,879

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	21

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	117,588	25,203,812
Airlines 0.1%
Delta Air Lines, Inc.(a)	23,330	911,737
Southwest Airlines Co.(a)	21,573	924,187
Total		1,835,924
Commercial Services & Supplies 0.1%
Republic Services, Inc.	12,372	1,725,275
Electrical Equipment 0.8%
Emerson Electric Co.	182,012	16,921,656
Machinery 0.9%
Otis Worldwide Corp.	67,664	5,891,504
Snap-On, Inc.	58,707	12,644,314
Total		18,535,818
Professional Services 0.3%
Robert Half International, Inc.	31,632	3,527,601
Verisk Analytics, Inc.	16,369	3,744,081
Total		7,271,682
Road & Rail 0.4%
Norfolk Southern Corp.	26,572	7,910,750
Total Industrials		101,297,796
Information Technology 18.8%
Communications Equipment 1.9%
Cisco Systems, Inc.	522,841	33,132,434
Juniper Networks, Inc.	160,000	5,713,600
Total		38,846,034
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	205,000	7,632,150
IT Services 2.1%
Accenture PLC, Class A	53,137	22,027,943
International Business Machines Corp.	85,000	11,361,100
Kyndryl Holdings, Inc.(a)	13,000	235,300
MasterCard, Inc., Class A	16,045	5,765,289
VeriSign, Inc.(a)	11,892	3,018,428
Total		42,408,060
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.3%
Advanced Micro Devices, Inc.(a)	153,688	22,115,703
Broadcom, Inc.	63,716	42,397,264
QUALCOMM, Inc.	62,695	11,465,035
Texas Instruments, Inc.	65,754	12,392,656
Total		88,370,658
Software 5.7%
Adobe, Inc.(a)	32,496	18,427,182
Autodesk, Inc.(a)	52,631	14,799,311
Fortinet, Inc.(a)	51,529	18,519,522
Microsoft Corp.	193,366	65,032,853
Total		116,778,868
Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.(b)	403,377	71,627,654
HP, Inc.	280,000	10,547,600
Seagate Technology Holdings PLC	72,500	8,191,050
Total		90,366,304
Total Information Technology		384,402,074
Materials 1.9%
Chemicals 1.5%
Dow, Inc.	426,926	24,215,243
Nutrien Ltd.	100,000	7,520,000
Total		31,735,243
Containers & Packaging 0.1%
International Paper Co.	38,566	1,811,831
Metals & Mining 0.3%
Nucor Corp.	53,710	6,130,996
Total Materials		39,678,070
Real Estate 3.6%
Equity Real Estate Investment Trusts (REITS) 3.6%
Crown Castle International Corp.	27,500	5,740,350
Life Storage, Inc.	50,000	7,659,000
Medical Properties Trust, Inc.	360,000	8,506,800
Public Storage	24,907	9,329,166
Simon Property Group, Inc.	58,711	9,380,257
VICI Properties, Inc.	260,000	7,828,600

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
22	Tri-Continental Corporation | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Common Stocks (continued)
Issuer	Shares	Value ($)
Welltower, Inc.	70,000	6,003,900
Weyerhaeuser Co.	452,647	18,640,003
Total		73,088,076
Total Real Estate		73,088,076
Utilities 1.6%
Electric Utilities 1.6%
Duke Energy Corp.	93,510	9,809,199
Edison International	80,000	5,460,000
Evergy, Inc.	95,939	6,582,375
NRG Energy, Inc.	239,519	10,318,478
Total		32,170,052
Total Utilities		32,170,052
Total Common Stocks (Cost $1,000,046,672)		1,447,641,388

Convertible Bonds 4.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
American Airlines Group, Inc.
07/01/2025	6.500%	3,700,000	5,109,700
Cable and Satellite 0.2%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	5,500,000	5,206,042
Consumer Cyclical Services 0.2%
Zillow Group, Inc.
05/15/2025	2.750%	2,700,000	3,475,173
Diversified Manufacturing 0.3%
Greenbrier Companies, Inc. (The)(c)
04/15/2028	2.875%	4,800,000	5,232,000
Health Care 0.2%
Invacare Corp.
11/15/2024	5.000%	4,000,000	3,551,200
Leisure 0.5%
NCL Corp Ltd.
08/01/2025	5.375%	3,500,000	4,970,000
Royal Caribbean Cruises Ltd.
06/15/2023	4.250%	4,200,000	5,344,500
Total			10,314,500
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.2%
fuboTV, Inc.(c)
02/15/2026	3.250%	5,200,000	4,208,750
Metals and Mining 0.1%
Ivanhoe Mines Ltd.(c)
04/15/2026	2.500%	1,136,000	1,516,560
Other Financial Institutions 0.3%
RWT Holdings, Inc.
10/01/2025	5.750%	6,750,000	6,901,875
Other REIT 0.5%
PennyMac Corp.(c)
03/15/2026	5.500%	10,000,000	9,750,000
Pharmaceuticals 2.0%
Aegerion Pharmaceuticals, Inc.(c)
04/01/2025	5.000%	1,687,570	1,786,462
Aerie Pharmaceuticals, Inc.
10/01/2024	1.500%	5,500,000	4,620,000
Bridgebio Pharma, Inc.(c)
02/01/2029	2.250%	6,000,000	3,536,980
Clovis Oncology, Inc.
05/01/2025	1.250%	9,300,000	6,464,306
Insmed, Inc.
01/15/2025	1.750%	4,800,000	4,929,120
Intercept Pharmaceuticals, Inc.(c)
02/15/2026	3.500%	8,587,000	9,300,794
Radius Health, Inc.
09/01/2024	3.000%	5,700,000	5,514,750
Tilray, Inc.
10/01/2023	5.000%	5,250,000	5,125,312
Total			41,277,724
Property & Casualty 0.2%
MGIC Investment Corp.(c),(d)
Junior Subordinated
04/01/2063	9.000%	3,011,000	4,107,436
Total Convertible Bonds (Cost $100,109,236)			100,650,960

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	23

Portfolio of Investments  (continued)
December 31, 2021
Convertible Preferred Stocks 7.2%
Issuer		Shares	Value ($)
Communication Services 0.2%
Diversified Telecommunication Services 0.2%
2020 Cash Mandatory Exchangeable Trust(c)	5.250%	4,600	4,796,466
Total Communication Services			4,796,466
Consumer Discretionary 0.4%
Auto Components 0.4%
Aptiv PLC	5.500%	42,500	7,837,000
Total Consumer Discretionary			7,837,000
Consumer Staples 0.3%
Food Products 0.3%
Bunge Ltd.	4.875%	42,500	5,378,375
Total Consumer Staples			5,378,375
Financials 0.5%
Capital Markets 0.5%
AMG Capital Trust II	5.150%	80,000	4,602,400
KKR & Co., Inc.	6.000%	55,000	5,143,600
Total			9,746,000
Total Financials			9,746,000
Health Care 1.5%
Health Care Equipment & Supplies 0.8%
Becton Dickinson and Co.	6.000%	150,000	7,917,000
Boston Scientific Corp.	5.500%	70,000	8,028,020
Total			15,945,020
Life Sciences Tools & Services 0.7%
Avantor, Inc.	6.250%	40,000	5,185,200
Danaher Corp.	4.750%	4,200	9,209,718
Total			14,394,918
Total Health Care			30,339,938
Industrials 1.0%
Construction & Engineering 0.3%
Fluor Corp.	6.500%	5,000	6,592,000
Machinery 0.4%
Stanley Black & Decker, Inc.	5.250%	72,500	7,903,225
Professional Services 0.3%
Clarivate PLC	5.250%	60,000	5,445,600
Total Industrials			19,940,825
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Information Technology 0.5%
Electronic Equipment, Instruments & Components 0.4%
II-VI, Inc.	6.000%	27,500	7,755,275
IT Services 0.1%
Sabre Corp.	6.500%	27,000	3,094,740
Total Information Technology			10,850,015
Utilities 2.8%
Electric Utilities 0.5%
NextEra Energy, Inc.	6.219%	190,000	11,008,600
Gas Utilities 1.0%
South Jersey Industries, Inc.	8.750%	145,000	8,072,710
Spire, Inc.	7.500%	160,000	7,777,573
UGI Corp.	7.250%	50,000	5,208,000
Total			21,058,283
Multi-Utilities 1.3%
DTE Energy Co.	6.250%	300,000	15,402,000
NiSource, Inc.	7.750%	95,000	10,672,300
Total			26,074,300
Total Utilities			58,141,183
Total Convertible Preferred Stocks (Cost $126,012,963)			147,029,802

Corporate Bonds & Notes 14.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.1%
Bombardier, Inc.(c)
06/15/2026	7.125%	9,500,000	9,864,874
Rolls-Royce PLC(c)
10/15/2027	5.750%	4,667,000	5,156,867
Spirit AeroSystems, Inc.(c)
04/15/2025	7.500%	6,300,000	6,628,599
Total			21,650,340
Cable and Satellite 0.7%
DISH DBS Corp.(c)
12/01/2028	5.750%	10,300,000	10,414,361
Telesat Canada/LLC(c)
10/15/2027	6.500%	5,286,000	4,096,310
Total			14,510,671

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
24	Tri-Continental Corporation | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.5%
Innophos Holdings, Inc.(c)
02/15/2028	9.375%	4,300,000	4,667,368
Olympus Water US Holding Corp.(c)
10/01/2029	6.250%	5,000,000	4,906,048
Total			9,573,416
Construction Machinery 0.3%
PECF USS Intermediate Holding III Corp.(c)
11/15/2029	8.000%	5,150,000	5,330,281
Consumer Cyclical Services 0.2%
Uber Technologies, Inc.(c)
09/15/2027	7.500%	2,100,000	2,286,592
01/15/2028	6.250%	2,365,000	2,538,535
Total			4,825,127
Consumer Products 0.5%
Mattel, Inc.
10/01/2040	6.200%	1,430,000	1,851,939
11/01/2041	5.450%	745,000	889,166
SWF Escrow Issuer Corp.(c)
10/01/2029	6.500%	7,500,000	7,203,713
Total			9,944,818
Finance Companies 0.5%
Curo Group Holdings Corp.(c)
08/01/2028	7.500%	4,800,000	4,829,537
Fortress Transportation and Infrastructure Investors LLC(c)
10/01/2025	6.500%	2,000,000	2,069,001
08/01/2027	9.750%	2,760,000	3,090,889
Total			9,989,427
Food and Beverage 0.5%
Triton Water Holdings, Inc.(c)
04/01/2029	6.250%	4,942,000	4,777,802
United Natural Foods, Inc.(c)
10/15/2028	6.750%	4,680,000	5,017,754
Total			9,795,556
Gaming 0.2%
Colt Merger Sub, Inc.(c)
07/01/2027	8.125%	4,106,000	4,544,771
Health Care 0.4%
Quotient Ltd.(c),(e),(f)
10/15/2025	12.000%	1,989,167	1,989,167
10/15/2025	12.000%	852,500	852,500
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.(c)
10/01/2028	6.125%	5,979,000	6,317,486
Total			9,159,153
Independent Energy 1.1%
Oasis Petroleum, Inc.(c)
06/01/2026	6.375%	2,500,000	2,626,548
Occidental Petroleum Corp.
07/15/2044	4.500%	3,200,000	3,294,902
04/15/2046	4.400%	6,400,000	6,604,992
Southwestern Energy Co.
02/01/2029	5.375%	9,463,000	10,024,373
Total			22,550,815
Leisure 0.7%
Carnival Corp.(c)
05/01/2029	6.000%	10,000,000	9,947,317
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	4,100,000	4,374,876
Total			14,322,193
Media and Entertainment 1.5%
Clear Channel Outdoor Holdings, Inc.(c)
04/15/2028	7.750%	9,500,000	10,204,012
Deluxe Corp.(c)
06/01/2029	8.000%	4,800,000	5,017,924
Lions Gate Capital Holdings LLC(c)
04/15/2029	5.500%	9,500,000	9,708,507
Mav Acquisition Corp.(c)
08/01/2029	8.000%	5,000,000	4,968,142
Total			29,898,585
Metals and Mining 0.2%
CONSOL Energy, Inc.(c)
11/15/2025	11.000%	4,900,000	5,079,063
Midstream 0.2%
Rockpoint Gas Storage Canada Ltd.(c)
03/31/2023	7.000%	4,216,000	4,221,391
Oil Field Services 0.2%
Nabors Industries Ltd.(c)
01/15/2026	7.250%	3,447,000	3,185,597
01/15/2028	7.500%	1,754,000	1,571,914
Total			4,757,511
Other Financial Institutions 0.3%
WeWork Companies, Inc.(c)
05/01/2025	7.875%	7,000,000	6,684,700

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	25

Portfolio of Investments  (continued)
December 31, 2021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 1.2%
ARD Finance SA(c),(g)
06/30/2027	6.500%	7,500,000	7,721,576
BWAY Holding Co.(c)
04/15/2025	7.250%	10,500,000	10,470,408
Novolex(c)
01/15/2025	6.875%	7,290,000	7,297,258
Total			25,489,242
Paper 0.3%
Sylvamo Corp.(c)
09/01/2029	7.000%	5,200,000	5,450,824
Pharmaceuticals 0.6%
Bausch Health Companies, Inc.(c)
01/30/2028	5.000%	2,428,000	2,259,171
01/30/2030	5.250%	8,528,000	7,540,284
Organon Finance 1 LLC(c)
04/30/2031	5.125%	2,936,000	3,067,165
Total			12,866,620
Restaurants 0.4%
Dave & Buster’s, Inc.(c)
11/01/2025	7.625%	3,360,000	3,590,006
IRB Holding Corp.(c)
02/15/2026	6.750%	4,200,000	4,286,547
Total			7,876,553
Retailers 0.7%
Academy Ltd.(c)
11/15/2027	6.000%	4,667,000	4,984,345
L Brands, Inc.(c)
10/01/2030	6.625%	4,200,000	4,767,001
Magic MergeCo, Inc.(c)
05/01/2029	7.875%	5,000,000	4,929,378
Total			14,680,724
Supermarkets 0.3%
Safeway, Inc.
02/01/2031	7.250%	4,512,000	5,320,236
Technology 1.5%
Avaya, Inc.(c)
09/15/2028	6.125%	4,509,000	4,784,273
Consensus Cloud Solutions, Inc.(c)
10/15/2026	6.000%	5,000,000	5,200,614
Diebold Nixdorf, Inc.(c)
07/15/2025	9.375%	2,300,000	2,471,697
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diebold, Inc.
04/15/2024	8.500%	6,600,000	6,615,987
Rocket Software, Inc.(c)
02/15/2029	6.500%	7,875,000	7,686,756
Sabre GLBL, Inc.(c)
04/15/2025	9.250%	1,800,000	2,033,827
09/01/2025	7.375%	923,000	959,929
Total			29,753,083
Wirelines 0.2%
Front Range BidCo, Inc.(c)
03/01/2028	6.125%	4,500,000	4,440,550
Total Corporate Bonds & Notes (Cost $285,718,854)			292,715,650

Limited Partnerships 0.6%
Issuer	Shares	Value ($)
Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
Enviva Partners LP	100,000	7,042,000
Rattler Midstream LP	450,000	5,121,000
Total		12,163,000
Total Energy		12,163,000
Total Limited Partnerships (Cost $9,350,935)		12,163,000

Preferred Debt 0.2%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.2%
Citigroup Capital XIII(d)
10/30/2040	6.499%	175,000	4,882,500
Total Preferred Debt (Cost $4,616,749)			4,882,500

Senior Loans 0.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.4%
BCP Raptor LLC(h),(i)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 06/24/2024	5.250%	7,642,983	7,624,945
Total Senior Loans (Cost $7,582,149)			7,624,945

The accompanying Notes to Portfolio of Investments are an integral part of this statement.
26	Tri-Continental Corporation | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Warrants 0.0%
Issuer	Shares	Value ($)
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Chesapeake Energy Corp.(a)	8,497	275,141
Total Energy		275,141
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Quotient Ltd.(a)	39,425	77,667
Total Health Care		77,667
Total Warrants (Cost $116,803)		352,808

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.085%(j),(k)	25,096,501	25,091,482
Total Money Market Funds (Cost $25,091,208)		25,091,482
Total Investments in Securities (Cost: $1,558,645,569)		2,038,152,535
Other Assets & Liabilities, Net		5,341,721
Net Assets		2,043,494,256

At December 31, 2021, securities and/or cash totaling $958,878 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	56	03/2022	USD	13,323,800	346,206	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2021, the total value of these securities amounted to $297,974,627, which represents 14.58% of total net assets.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2021.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Directors. At December 31, 2021, the total value of these securities amounted to $2,841,667, which represents 0.14% of total net assets.
(f)	Valuation based on significant unobservable inputs.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	The stated interest rate represents the weighted average interest rate at December 31, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(i)	Variable rate security. The interest rate shown was the current rate as of December 31, 2021.
(j)	The rate shown is the seven-day current annualized yield at December 31, 2021.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	27

Portfolio of Investments  (continued)
December 31, 2021
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.085%
	30,450,397	359,261,595	(364,620,395)	(115)	25,091,482	(2,042)	16,475	25,096,501
Abbreviation Legend
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
28	Tri-Continental Corporation | Annual Report 2021

Portfolio of Investments  (continued)
December 31, 2021
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	125,922,194	—	—	125,922,194
Consumer Discretionary	149,362,989	—	—	149,362,989
Consumer Staples	89,976,750	—	—	89,976,750
Energy	54,358,030	—	—	54,358,030
Financials	203,645,220	—	—	203,645,220
Health Care	193,740,137	—	—	193,740,137
Industrials	101,297,796	—	—	101,297,796
Information Technology	384,402,074	—	—	384,402,074
Materials	39,678,070	—	—	39,678,070
Real Estate	73,088,076	—	—	73,088,076
Utilities	32,170,052	—	—	32,170,052
Total Common Stocks	1,447,641,388	—	—	1,447,641,388
Convertible Bonds	—	100,650,960	—	100,650,960
Convertible Preferred Stocks
Communication Services	—	4,796,466	—	4,796,466
Consumer Discretionary	—	7,837,000	—	7,837,000
Consumer Staples	—	5,378,375	—	5,378,375
Financials	—	9,746,000	—	9,746,000
Health Care	—	30,339,938	—	30,339,938
Industrials	—	19,940,825	—	19,940,825
Information Technology	—	10,850,015	—	10,850,015
Utilities	—	58,141,183	—	58,141,183
Total Convertible Preferred Stocks	—	147,029,802	—	147,029,802
Corporate Bonds & Notes	—	289,873,983	2,841,667	292,715,650
Limited Partnerships
Energy	12,163,000	—	—	12,163,000
Total Limited Partnerships	12,163,000	—	—	12,163,000
Preferred Debt	4,882,500	—	—	4,882,500
Senior Loans	—	7,624,945	—	7,624,945
Warrants
Energy	275,141	—	—	275,141
Health Care	—	77,667	—	77,667
Total Warrants	275,141	77,667	—	352,808
Money Market Funds	25,091,482	—	—	25,091,482
Total Investments in Securities	1,490,053,511	545,257,357	2,841,667	2,038,152,535
Investments in Derivatives
Asset
Futures Contracts	346,206	—	—	346,206
Total	1,490,399,717	545,257,357	2,841,667	2,038,498,741
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Portfolio of Investments are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	29

Statement of Assets and Liabilities
December 31, 2021
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,533,554,361)	$2,013,061,053
Affiliated issuers (cost $25,091,208)	25,091,482
Receivable for:
Dividends	2,273,178
Interest	6,050,977
Foreign tax reclaims	17,288
Prepaid expenses	69,396
Other assets	43,681
Total assets	2,046,607,055
Liabilities
Due to custodian	85,950
Payable for:
Investments purchased	1,649,733
Common Stock payable	497,066
Preferred Stock dividends	470,463
Variation margin for futures contracts	38,500
Management services fees	22,903
Stockholder servicing and transfer agent fees	6,606
Compensation of board members	301,370
Stockholders’ meeting fees	3,216
Compensation of chief compliance officer	369
Other expenses	36,623
Total liabilities	3,112,799
Net assets	$2,043,494,256
Preferred Stock	37,637,000
Net assets for Common Stock	2,005,857,256
Represented by
$2.50 Cumulative Preferred Stock, $50 par value, asset coverage per share $2,715
Shares issued and outstanding — 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding — 54,665,174	27,332,587
Capital surplus	1,479,348,988
Total distributable earnings (loss)	499,175,681
Net assets	$2,043,494,256
Net asset value per share of outstanding Common Stock	$36.69
Market price per share of Common Stock	$33.19
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Tri-Continental Corporation | Annual Report 2021

Statement of Operations
Year Ended December 31, 2021
Net investment income
Income:
Dividends — unaffiliated issuers	$40,947,723
Dividends — affiliated issuers	16,475
Interest	23,748,419
Foreign taxes withheld	(64,678)
Total income	64,647,939
Expenses:
Management services fees	8,093,776
Stockholder servicing and transfer agent fees	370,272
Compensation of board members	107,574
Custodian fees	21,611
Printing and postage fees	62,773
Stockholders’ meeting fees	62,076
Audit fees	49,500
Legal fees	7,818
Interest on collateral	392
Compensation of chief compliance officer	358
Other	222,884
Total expenses	8,999,034
Net investment income(a)	55,648,905
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	197,219,558
Investments — affiliated issuers	(2,042)
Futures contracts	4,816,915
Net realized gain	202,034,431
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	178,080,518
Investments — affiliated issuers	(115)
Futures contracts	(61,284)
Net change in unrealized appreciation (depreciation)	178,019,119
Net realized and unrealized gain	380,053,550
Net increase in net assets resulting from operations	$435,702,455

(a)	Net investment income for Common Stock is $53,767,055, which is net of Preferred Stock dividends of $1,881,850.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	31

Statement of Changes in Net Assets
	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations
Net investment income	$55,648,905	$55,834,937
Net realized gain	202,034,431	31,708,507
Net change in unrealized appreciation (depreciation)	178,019,119	110,417,465
Net increase in net assets resulting from operations	435,702,455	197,960,909
Distributions to stockholders
Net investment income and net realized gains
Preferred Stock	(1,881,850)	(1,881,850)
Common Stock	(242,263,151)	(86,080,144)
Total distributions to stockholders	(244,145,001)	(87,961,994)
Increase (decrease) in net assets from capital stock activity	69,164,972	(29,264,700)
Total increase in net assets	260,722,426	80,734,215
Net assets at beginning of year	1,782,771,830	1,702,037,615
Net assets at end of year	$2,043,494,256	$1,782,771,830

	Year Ended		Year Ended
	December 31, 2021		December 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	3,832,800	123,569,819	1,283,479	33,546,887
Common Stock issued to cash purchase plan participants	56,165	1,857,233	54,644	1,390,226
Common Stock purchased from cash purchase plan participants	(520,321)	(17,292,805)	(602,938)	(15,517,297)
Common Stock purchased in the open market	(1,175,623)	(38,969,275)	(1,906,453)	(48,684,516)
Total net increase (decrease)	2,193,021	69,164,972	(1,171,268)	(29,264,700)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Tri-Continental Corporation | Annual Report 2021

Financial Highlights
Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.
	Year ended December 31,
	2021	2020	2019	2018	2017
Per share data
Net asset value, beginning of period	$33.26	$31.03	$26.58	$29.88	$25.91
Income from investment operations:
Net investment income	1.07	1.05	1.03	0.99	0.93
Net realized and unrealized gain (loss)	7.28	2.86	5.39	(2.35)	4.24
Total from investment operations	8.35	3.91	6.42	(1.36)	5.17
Less distributions to Stockholders from:
Net investment income — Preferred Stock	(0.04)	(0.04)	(0.04)	(0.03)	(0.03)
Net investment income — Common Stock	(1.05)	(1.07)	(1.01)	(0.96)	(1.07)
Net realized gains — Common Stock	(3.64)	(0.57)	(0.92)	(0.95)	(0.10)
Total distributions to Stockholders	(4.73)	(1.68)	(1.97)	(1.94)	(1.20)
Dilution in net asset value from dividend reinvestment	(0.32)	—	—	—	—
Increase resulting from share repurchases	0.13	—	—	—	—
Net asset value, end of period	$36.69	$33.26	$31.03	$26.58	$29.88
Adjusted net asset value, end of period(a)	$36.57	$33.14	$30.92	$26.48	$29.77
Market price, end of period	$33.19	$29.47	$28.20	$23.52	$26.94
Total return
Based upon net asset value	26.76%	14.17%	25.20%	(4.10%)	20.82%
Based upon market price	29.41%	11.31%	28.59%	(5.88%)	28.00%
Ratios to average net assets
Expenses to average net assets for Common Stock(b)	0.46%(c)	0.48%	0.49%	0.49%	0.49%
Net investment income to average net assets for Common Stock	2.77%	3.45%	3.32%	3.14%	3.21%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$2,005,857	$1,745,135	$1,664,401	$1,431,211	$1,637,553
Preferred Stock	$37,637	$37,637	$37,637	$37,637	$37,637
Total net assets	$2,043,494	$1,782,772	$1,702,038	$1,468,848	$1,675,190
Portfolio turnover	56%	67%	60%	63%	95%

Notes to Financial Highlights
(a)	Assumes the exercise of outstanding warrants.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
Tri-Continental Corporation | Annual Report 2021	33

Notes to Financial Statements
December 31, 2021
Note 1. Organization
Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol "TY".
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
34	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Tri-Continental Corporation | Annual Report 2021	35

Notes to Financial Statements  (continued)
December 31, 2021
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
36	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2021:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	346,206*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	4,816,915

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(61,284)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	13,445,339

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2021.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
Tri-Continental Corporation | Annual Report 2021	37

Notes to Financial Statements  (continued)
December 31, 2021
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
38	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The effective management services fee rate for the year ended December 31, 2021 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).
Compensation of board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Tri-Continental Corporation | Annual Report 2021	39

Notes to Financial Statements  (continued)
December 31, 2021
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket fees.
For the year ended December 31, 2021, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.02%.
The Fund and certain other affiliated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expired on January 31, 2019 and the formal dissolution of SDC is being undertaken. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at December 31, 2021 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,681, which approximates the fair value of the ownership interest.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2021, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, Directors’ deferred compensation, derivative investments, distributions, re-characterization of distributions for investments, principal and/or interest of fixed income securities, distribution reclassifications, investments in partnerships and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
3,337,492	(3,321,023)	(16,469)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2021			Year Ended December 31, 2020
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
111,151,546	132,993,455	244,145,001	58,729,644	29,232,350	87,961,994
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,170,003	25,030,212	—	472,729,000
40	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
At December 31, 2021, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,565,769,741	493,887,376	(21,158,376)	472,729,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,077,381,196 and $1,182,309,847, respectively, for the year ended December 31, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The equivalent figure at December 31, 2021 was $2,715. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at December 31, 2021) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan, Cash Purchase Plan and Stock Repurchase Program
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a Direct-at-Fund Account (as defined below) that wishes to purchase additional shares of the Fund. The Automatic Dividend Investment Plan provides stockholders with the option to add to their investment with reinvested distributions from the Fund, and the Cash Purchase Plan provides stockholders with the option to add to their investment with cash purchases. Direct-at-Fund Account holders may participate in one or both of the Investment Plans. Direct-at-Fund Account stockholders will automatically be enrolled in the reinvested distributions option under the Automatic Dividend Investment Plan, but must elect to participate in the cash purchase option under the Cash Purchase Plan.
Automatic Dividend Investment Plan. Under the Automatic Dividend Investment Plan, you may elect to purchase additional shares of the Fund’s Common Stock with dividends or other distributions on shares of the Fund owned. For Direct-at-Fund Accounts, unless the Service Agent is otherwise instructed by you as described below, 100% of distributions on the Common Stock are automatically paid in book shares of Common Stock, which are entered in your Fund account as “book credits.” You may otherwise elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any request to change your distribution payment option must be received by the Service Agent by the record date for a distribution in order for the change to take effect for such distribution. Elections received after a record date for a distribution will be effective for the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the ex-dividend date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
Tri-Continental Corporation | Annual Report 2021	41

Notes to Financial Statements  (continued)
December 31, 2021
The tax treatment of dividends and capital gain distributions as a participant in the Automatic Dividend Investment Plan are the same whether you participate in the Plan and reinvest your Fund distributions or whether you elect not to participate in the Plan and receive all your Fund distributions in cash (i.e., capital gains and income are realized, although cash is not received by the shareholder).
At present there is no charge for reinvested distribution purchases made under the Automatic Dividend Investment Plan.
Cash Purchase Plan. Under the Cash Purchase Plan, you may elect to purchase additional shares of the Fund’s Common Stock with cash dividends paid by other corporations in which stock is owned, or with cash purchase payments (including via ACH, as described below).
Under the Cash Purchase Plan, the Service Agent may receive and invest other corporations’ distributions or cash payments made by you in additional shares of the Fund’s Common Stock (after deducting a $2 per-transaction fee) in your accounts, as described above in the Fees and Expenses of the Fund table). Purchase orders received in connection with the Cash Purchase Plan are generally priced one time per week, typically each Wednesday (or the next available business day if the NYSE is not open for business on Wednesday), subject to the potential for the suspension of such purchases under certain circumstances. Cash purchase payments forwarded by you under the Cash Purchase Plan should be made payable to Tri-Continental Corporation and mailed to the following regular or overnight mail address:
Regular Mail:
Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371
Overnight Mail:
Tri-Continental Corporation
c/o DST Asset Manager Solutions, Inc.
430 W 7th Street, Ste 219371
Kansas City, MO 64105-1407
Checks for investment must be in U.S. dollars drawn on a domestic bank. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Fund does not accept cash, credit card, convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.
Automated Clearing House (ACH). If you elect to participate in the Cash Purchase Plan, you may establish the ACH privilege on your account, which allows you to transfer money directly from your bank account by electronic funds transfer to be invested in additional shares of Common Stock for your Direct-at-Fund Account.
You may elect to participate, change your election, or terminate participation in any investment option available under the Investment Plans at any time by completing the “Tri-Continental Corporation Authorization Form” (which provides details for each of the investment options available under the Investment Plans) available at columbiathreadneedleus.com. There is no minimum additional investment. Purchases and sales of shares of the Fund’s Common Stock (other than for tax-deferred retirement plan accounts) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control), subject to certain limited exceptions at the sole discretion of the Fund.
Stockholders may elect to terminate participation in the Investment Plans at any time by contacting the Servicing Agent (note that a minimum notice in advance of a pending transaction may be required) in writing. The Investment Plans, with respect to a Direct-at-Fund Account, will terminate automatically upon full liquidation of the account. If your shares are held in book credit form, you may terminate your participation in the Investment Plans and (i) receive a certificate for all or a part of your shares, or (ii) have all or a part of your shares sold for you by the Fund, and retain any unsold shares in book credit form or receive a certificate for any unsold shares. If you elect to have shares sold, you will receive the proceeds from the sale. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Investment Plans to have shares sold in the above manner. Instructions must be signed by all registered stockholders and should be
42	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
sent to the Fund at the address above. This will not affect the date on which your instruction to sell shares is actually processed. If your Direct-at-Fund Account is terminated between the record and payment dates of a Fund distribution, the distribution payment will be made in cash. The Servicing Agent may amend or terminate the Investment Plans at any time upon written notice to stockholders. Additional information about the Investment Plans is available by contacting the Servicing Agent at the contact information noted above. As of February 9, 2022, 9,150 stockholders, owning approximately 18,056,785 shares of Common Stock, were using the Investment Plans.
The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 56,165 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $1,857,233, a weighted average discount of 10.68% from the NAV of those shares. In addition, a total of 3,832,800 shares were issued at market price in distributions during the period for proceeds of $123,569,819, a weighted average discount of 11.75% from the NAV of those shares.
For the year ended December 31, 2021, the Fund purchased 520,321 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $17,292,805, which represented a weighted average discount of 10.67% from the NAV of those acquired shares.
Under the Fund’s stock repurchase program, the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the year ended December 31, 2021, the Fund purchased 1,175,623 shares of its Common Stock in the open market at an aggregate cost of $38,969,275, which represented a weighted average discount of 10.77% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At December 31, 2021, the Fund reserved 194,560 shares of Common Stock for issuance upon exercise of 8,043 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at December 31, 2021, net assets would have increased by $180,941 and the net asset value of the Common Stock would have been $36.57 per share. The number of Warrants exercised during the year ended December 31, 2021 was zero.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
Tri-Continental Corporation | Annual Report 2021	43

Notes to Financial Statements  (continued)
December 31, 2021
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a Lending Fund. The Fund did not lend money under the Interfund Program during the year ended December 31, 2021.
Note 9. Significant risks
Large-capitalization risk
Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The coronavirus disease 2019 and its variants (COVID-19) pandemic has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in
44	Tri-Continental Corporation | Annual Report 2021

Notes to Financial Statements  (continued)
December 31, 2021
human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Tri-Continental Corporation | Annual Report 2021	45

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Tri-Continental Corporation
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tri-Continental Corporation (the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
We have also previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the portfolios of investments, of the Fund as of December 31, 2020, 2019, 2018, 2017, 2016, 2015, 2014, 2013 and 2012, and the related statements of operations, changes in net assets and the financial highlights for each of the years ended December 31, 2012 through 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights), and we expressed unqualified opinions on those financial statements. In our opinion, the information set forth in the Senior Securities - $2.50 Cumulative Preferred Stock table of the Fund for each of the ten years in the period ended December 31, 2021 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent bank. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 18, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
46	Tri-Continental Corporation | Annual Report 2021

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2021.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
30.14%	29.36%	1.56%	$150,131,134
Qualified dividend income. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate stockholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Directors and Officers
Stockholders elect the Board that oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Directors as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The Directors may have served as a Trustee to other Funds in the Columbia Funds Complex prior to the date set forth in the Position Held with the Fund and Length of Service column. Under current Board policy, Directors may serve a term of three years, whereupon they may be re-elected to serve another term (the Fund’s Board has three classes, with one class expiring each year at the Fund’s regular stockholder’s meeting), or, for Directors not affiliated with the Investment Manager, generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent directors
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc. 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Tri-Continental Corporation | Annual Report 2021	47

Directors and Officers  (continued)

Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since November 2008	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, BlueCross BlueShield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since November 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney at Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee); Director, Apollo Committee Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Director since November 2008	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
48	Tri-Continental Corporation | Annual Report 2021

Directors and Officers  (continued)

Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Director since January 2022	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Director since November 2008; Chair of the Board since January 2020	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer) since
2012; Trustee,
Carleton College (on
the Investment
Committee); Trustee,
Carnegie Endowment
for International Peace
(on the Investment
				Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Director since April 2016	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville - Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Tri-Continental Corporation | Annual Report 2021	49

Directors and Officers  (continued)

Independent directors  (continued)
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Director since 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	175	Former Director, NAPE Education Foundation, October 2016-October 2020
Interested director affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With the Fund and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Director During the Past Five Years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Director since November 2021(a)	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC (since April 2015); officer of Columbia Funds and affiliated funds since 2020	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
(a)	Mr. Beckman serves as the President and Principal Executive Officer of the Columbia Funds (since 2021).
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is the President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
50	Tri-Continental Corporation | Annual Report 2021

Directors and Officers  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously, Vice President — Pricing and Corporate Actions, May 2010-March 2017).
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 – August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Tri-Continental Corporation | Annual Report 2021	51

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Tri-Continental Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN240_12_M01_(02/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31,

2020 are approximately as follows:

20212020

$49,500    $49,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

Tax Fees, if any, include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2021 and December 31, 2020 are approximately as follows:

2021	2020
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$520,000    $520,000

In both fiscal years 2021 and 2020, All Other Fees primarily consist of fees billed for internal control examinations of the registrant's transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non -audit services to the registrant and non-audit services to its investment adviser (excluding any sub -adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets f orth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non -audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre - approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to pa ragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 are approximately as follows:

20212020

$520,000     $520,000

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Brian J. Gallagher and Sandra L. Yeager are each independent trustees and collectively constitute the entire Audit Committee.

(b)Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policies and Procedures

General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers. In deciding to delegate this responsibility to the Investment Manager, the Board reviewed the policies adopted by the Investment Manager. These included the procedures that the Investment Manager follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Investment Manager and its affiliates.

The Investment Manager's policy is to vote all proxies for Fund securities in a manner considered by the Investment Manager to be in the best economic interests of its clients, including the Funds, without regard to any benefit or detriment to the Investment Manager, its employees or its affiliates. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as the Investment Manager determines in its discretion. The Investment Manager endeavors to vote all proxies of which it becomes aware prior to the vote deadline; provided, however, that in certain circumstances the Investment Manager may refrain from voting securities. For instance, the Investment Manager may refrain from voting foreign securities if it determines that the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.

The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.

Oversight. The operation of the Investment Manager's proxy voting policy and procedures is overseen by a committee (the Proxy Voting Committee) composed of representatives of the Investment Manager's equity investments, equity research, responsible investment, compliance, legal and operations functions. The Proxy Voting Committee has the responsibility to review, at least annually, the Investment Manager's proxy voting policies to ensure consistency with internal policies, regulatory requirements, conflicts of interest and client disclosures. The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager's administration of the proxy voting process.

Corporate Governance and Proxy Voting Principles (the Principles). The Investment Manager has adopted the Principles, which set out the Investment Manager's views on key issues and the broad principles shaping its approach, as well as the types of related voting action the Investment Manager may take. The Principles also provide indicative examples of key guidelines used in any given region, which illustrate the stand ards against which voting decisions are considered. The Investment Manager has developed voting stances that align with the Principles and will generally vote in accordance with such voting stances. The Proxy Voting Committee or investment professionals ma y determine to vote differently from the voting stances on particular proposals in the event it determines that doing so is in the clients' best economic interests. The Investment Manager may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting stances or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients' best economic interests. In addition, the Proxy Voting Committee may determine proxy votes when proposals require special consideration.

Addressing Conflicts of Interest. The Investment Manager seeks to address potential material conflicts of interest by voting in accordance with predetermined voting stances. In addition, if the Investment Manager determines that a material conflict of interest exists, the Investment Manager will invoke one or more of the following conflict management practices: (i) causing the proxies to be voted in accordance with the recommendations of an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); (ii) causing the proxies to be delegated to an independent third party (which may be the Investment Manager's proxy voting administrator or research provider); and (iii) in infrequent cases, forwarding the proxies to an Independent Director authorized to vote the proxies for the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or o ther party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund's shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the holding Funds will typically vote proxies of the underlying funds in the same proportion as the vote of all other holders of the underlying fund's shares, unless the Board otherwise instructs.

Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third-party vendor, as its proxy voting administrator to implement its proxy voting process and to provide recordkeeping and vote disclosure services. Typically, Institutional Shareholder Services Inc. populates ballots for issuers deemed to present potential material conflicts of interest in accordance with predetermined voting stances, as described above under Addressing Conflicts of Interest. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass Lewis & Company, LLC to provide proxy research services.

Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds' website at columbiathreadneedleus.com and/or (ii) on the SEC's website at www.sec.gov. For a copy of the Investment Manager's Principles in effect on the date of this SAI, see Appendix B to this SAI.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

			Managed the
Portfolio Manager	Title	Role with the Corporation	Corporation Since
David King, CFA	Senior Portfolio Manager	Co-Portfolio Manager	2011
Yan Jin	Senior Portfolio Manager	Co-Portfolio Manager	2012
Raghavendran Sivaraman,
Ph.D., CFA	Senior Portfolio Manager	Co-Portfolio Manager	2020
Grace Lee, CAIA	Portfolio Manager	Co-Portfolio Manager	2020
Oleg Nusinzon, CFA	Senior Portfolio Manager	Co-Portfolio Manager	June 2021

Mr. King joined the Investment Manager in 2010. Mr. King began his investment career in 1983 and earned a B.S. from the University of New Hampshire and an M.B.A. from Harvard Business School.

Mr. Jin joined one of the Columbia Management legacy firms or acquired business lines in 2002. Mr. Jin began his investment career in 1998 and earned a M.A. in economics from North Carolina State University.

Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Ms. Lee joined the Investment Manager in 2014. Ms. Lee began her investment career in 1996 and earned a bachelor's degree in political science and economics from Stanford University and an M.B.A. from Harvard Business School.

Mr. Nusinzon joined the Investment Manager in October 2020. Prior to joining the Investment Manager, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.

Other Accounts Managed by the Portfolio Managers:

		OtherAccounts Managed(ExcludingtheFund)			Ownership
Fund	Portfolio	Number	Approximate	Performance-	of Fund
	Manager	and Type	Total Net	Based	Shares
		of Account*	Assets	Accounts**
Tri-	Yan Jin	4 RICs	$7.29 billion	None	$100,001-
Continental		12 otheraccounts	$36.50 million		$500,000
Corporation					(vested)
	David King	4 RICs	$7.29 billion	None	over$1,000,000
		8 otheraccounts	$62.87 million		(vested)
	GraceLee	4 RICs	$7.29 billion	None	None
		10 otheraccounts	$33.85 million
	Raghavendran	6 RICs	$111.02 billion	1 other	None
	Sivaraman	20 otheraccounts	$7.74 billion	account-
$358.56
million
	OlegNusinzon6	RICs	$11.02 billion	None	None
		22 otheraccounts	$7.74 billion

*RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

**Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest:

Columbia Management: Like other investment professionals with multiple clients, a Fund's portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers f ace in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager haspersonal investments in other a ccounts that may create an incentive to favor those accounts. As a general matter and subject to the

Investment Manager's Code of Ethics and certain limited exceptions, the Investment Manager's investment professionals do not have the opportunity to invest in client accounts, other than the funds.

Aportfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

Aportfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager's decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

Apotential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager's trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. The Investment Manager and its Participating Affiliates may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically the Investment Manager does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by the Investment Manager. Similarly, a Participating Affiliate typically does not coordinate trading activities with the Investment Manager with respect to accounts of the Investment Manager unless the Investment Manager is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that the Investment Manager and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid b y the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for the Investment Manager's accounts (including the Funds) and the accountsof one or more

Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Funds may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.

"Cross trades," in which a portfolio manager sells a particular security held by a Fu nd to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account's objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager's investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager's purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

To the extent a Fund invests in underlying funds, a portfolio manager will be subject to additional potential conflicts of interest. Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds. The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

AFund's portfolio manager(s) also may have other potential conflicts of interest in managing the

Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager's portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Investment Manager and its affiliates.

Structure of Compensation:

Columbia Management: Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee's position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Under the Columbia Management annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual's work as an investment research analyst,

(2)the results of a peer and/or management review of the individual, taking into account attrib utes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, aswell as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to our controls and Code of Conduct.

Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by the Investment Manager. Consideration is given to rela tive performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance. Exceptions to this ge neral approach to bonuses exist for certain teams and individuals.

Equity incentive awards are designed to align participants' interests with those of the shareholders of

Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants' interests with the investors in the

Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental,

Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				Maximum Number of
			Total Number of Shares	Shares that May Yet
	Total Number of		Purchased as Part of	Be Purchased Under
	Shares	Average Price	Publicly Announced	the Plans or
Period	Purchased	Paid Per Share	Plans or Programs(1)	Programs(1)
01-01-21 to 01-31-21	188,956	$29.99	188,956	2,435,159
02-01-21 to 02-28-21	191,418	$30.91	191,418	2,243,741
03-01-21 to 03-31-21	144,575	$31.54	144,575	2,099,165
04-01-21 to 04-30-21	75,610	$33.31	75,610	2,023,555
05-01-21 to 05-31-21	79,906	$33.80	79,906	1,943,649
06-01-21 to 06-30-21	19,285	$34.26	19,285	1,924,364
07-01-21 to 07-31-21	108,972	$34.09	108,972	1,815,391
08-01-21 to 08-31-21	160,671	$34.41	160,671	1,654,721
09-01-21 to 09-30-21	124,465	$34.26	124,465	1,530,256
10-01-21 to 10-31-21	239,724	$34.19	239,724	1,290,532
11-01-21 to 11-30-21	209,082	$35.44	209,082	1,081,450
12-01-21 to 12-31-21	162,747	$33.20	162,747	918,703

(1)The registrant has a stock repurchase program approved by the Board of Directors that authorizes the Fund to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares repurchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%. The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock activity presented in the shareholder report

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Tri-Continental Corporation
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	February 22, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	February 22, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	February 22, 2022